Waddell & Reed
                    Advisors Global
                    Bond Fund, Inc.

                    Annual
                    Report
                    ------------------
                    September 30, 2001

CONTENTS

         3     Manager's Discussion

         8     Performance Summary

        10     Portfolio Highlights

        11     Investments

        18     Statement of Assets and Liabilities

        19     Statement of Operations

        20     Statement of Changes in Net Assets

        21     Financial Highlights

        25     Notes to Financial Statements

        31     Independent Auditors' Report

        32     Income Tax Information

        34     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Global Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Global Bond Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
     September 30, 2001


An interview with Daniel J. Vrabac, portfolio manager of Waddell & Reed Advisors Global Bond Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Global Bond Fund, Inc. for the fiscal year ended September 30, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund's Class A shares declined 1.88 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 4.11 percent for the fiscal year. This compares with the Lehman Brothers U.S. Dollar-Denominated Universal Index (reflecting the performance of securities that generally represent the global bond market), which increased 11.86 percent for the year, and the Lipper Global Income Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 5.86 percent for the year. As explained below, we believe that overall performance was somewhat adversely affected early in the Fund's fiscal year by the transition from a high yield fund to a global income fund. Performance after the transition period, which dates from the beginning of 2001, reflects a slightly different story. For the nine months ended September 30, 2001, the Fund's Class A shares increased 0.35 percent, including the impact of sales load and, without the sales load impact, increased 6.47 percent, compared with the Lehman Brothers U.S. Dollar-Denominated Universal Index, which increased 7.86 percent during the nine-month period, and the Lipper Global Income Funds Universe Average, which increased 2.88 percent during the period.

Why did the Fund underperform its benchmark index during the fiscal year?
There were important factors as to why the Fund underperformed its benchmark over the past fiscal year. Primarily, the Fund changed its mandate in the month immediately preceding the first quarter of its fiscal year. It took approximately one quarter to transition out of high yield bonds and to position for investments in a global bond strategy. The transition was completed after one quarter, but at the beginning of the fiscal second quarter we held more cash than generally should be the case going forward. Additionally, the benchmark Lehman Brothers U.S. Dollar-Denominated Universal Index is heavily weighted to U.S. government securities and high-grade U.S. corporate bonds, both of which had outstanding returns during the fiscal fourth quarter. Due to our concern over the economy, the Fund did have a significant investment in U.S. Treasuries. However, we feel we were underweighted in high-grade corporate bonds, which had perhaps their best ever back-to-back two-month performance in July and August.

What other market conditions or events influenced the Fund's performance during the fiscal year?
As mentioned above, the strategy of the Fund changed on September 18, 2000, from a U.S. high yield fund to a global income fund. The transition to a global income fund occurred in what we feel was a negatively charged atmosphere for high yield bonds, as bankruptcies and ratings declines accelerated. This adversely affected return. However, by January 1, 2001, the Fund began to fully implement its global income strategy.

It has been an interesting year in the markets. Late in 2000, bond markets started to focus on the increasing number of bankruptcies, as well as diminished prospects for equities worldwide. The U.S. economy, the world's engine of growth for the past five years, began to wobble. There was concern that the Federal Reserve and other central banks were behind on implementing interest rate cuts. Foreign currencies rallied against the dollar in the fourth quarter of 2000 (only to decline in the first half of 2001 as foreign economies also began to weaken). Going into 2001, emerging market bond prices were weak and volatile due to troubles in Argentina and Turkey. The U.S. Treasury yield curve began to reflect the weakening in the economy as short-term rates began to fall rapidly. In the first week of January 2001, the Federal Reserve began what was to become a record pace of dropping official interest rates in an attempt to head off a downturn in the U.S. economy. As a result, an economic rebound was anticipated -- with the majority of analysts expecting recovery by the third quarter of 2001. This led to a strong rebound in the Nasdaq Composite Index and in high yield bonds early in 2001. However, by May, most of this rally had fizzled. The new theme became "flight to quality." Although most investment grade bonds did well during July and August, the expected summer economic rebound didn't occur. Bankruptcy filings continued to rise, corporate earnings (actual and prospective) continued to be revised downward, and consumer confidence started to weaken. Then came the tragedy of September 11. Although flight to quality was already occurring prior to September 11, the terrorist attacks only exacerbated an already weakening economic trend. After September 11, the Fed and other central banks injected huge amounts of liquidity, leading to stronger U.S. Treasury bond prices. The current economic decline is occurring not just in the United States, but among all of its trading partners. Although the dollar did lose some ground to the euro, yen and sterling over the last quarter of the Fund's fiscal year, it has held up well in spite of U.S. economic weakness.

What strategies and techniques did you employ that specifically affected the Fund's performance?
The past 12 months have witnessed a tremendous number of crises, crosscurrents and unforeseen events. When the Fund commenced its new focus on global income, our outlook for the U.S. and global economy was more negative than that of the market in general. Our view was that the slowdown was unlike any other seen in the post-World War II era, in that it was caused not by inflation with a subsequent crackdown by the Fed, but by a tremendous misallocation of resources to the telecom-media-technology (TMT) sector. The tremendous allocation of capital investment into TMT, in our opinion, greatly expanded capacity in a sector for which demand forecasts were hugely unreliable. To add to the pain, industrial capacity had grown worldwide, greatly reducing revenue growth and profit margins. Our economic outlook caused us to focus on corporations that we felt had a commanding market position, could generate positive cash flows and had manageable amounts of debt. This is a policy we have followed since the transition of the Fund, and intend to continue to do so going forward. These corporations could be in any part of the world, but we have focused mainly on the U.S., Europe and Latin America. This outlook also compelled us to invest significantly in short- to intermediate-term U.S. Treasuries, primarily because we believed the yield curve would steepen and interest rates would decline. Furthermore, we have strived to build greater safety into the portfolio in these uncertain times.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
No particular industry was emphasized. As mentioned, our strategy is not to invest by industry, but rather in what we feel are the best issuers regardless of country, region or industry. At this time we do not anticipate a major change in the U.S. dollar, warranting any greater allocation to non-U.S. dollar bonds. That may occur when global economies begin an economic upswing. From the current perspective, a bottoming of global economies, followed by a significant upswing, is difficult to visualize in the near term.



Sincerely,


Dan Vrabac
Manager
Waddell & Reed Advisors
Global Bond Fund, Inc.

Comparison of Change in Value of $10,000 Investment

====      Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares (1)(2)
-- $20,401
- - -     Lehman Brothers U.S. Dollar-Denominated Universal Index -- $21,103
+ + +     Lipper Global Income Funds Universe Average -- $17,948

                                 Lehman
                      Waddell Brothers
                      & Reed      U.S.       Lipper
                      Advisors Dollar-       Global
                      GlobalDenominated Income Funds
                      Bond   Universal     Universe
                      Fund, Inc. Index      Average
                      ------------------   ---------
09-30-91             $ 9,425   $10,000      $10,000
09-30-92              11,245    11,269       11,275
09-30-93              12,714    12,428       12,531
09-30-94              13,009    12,074       12,260
09-30-95              14,472    13,732       13,567
09-30-96              16,195    14,519       14,915
09-30-97              18,819    16,011       16,107
09-30-98              19,049    17,483       16,851
09-30-99              19,556    17,585       16,911
09-30-00              19,596    18,866       16,954
09-30-01              20,401    21,103       17,948

  Comparative performance of Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares following change in objective.

                                 Lehman
                      Waddell Brothers
                      & Reed      U.S.       Lipper
                      Advisors Dollar-       Global
                      GlobalDenominated Income Funds
                      Bond   Universal     Universe
                      Fund, Inc. Index      Average
                      ------------------   ---------
09-30-00             $9,425    $10,000      $10,000
12-31-00              9,216     10,371       10,285
03-31-01              9,504     10,698       10,331
06-30-01              9,613     10,758       10,260
09-30-01              9,812     11,186       10,586

===== Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares (2) (3) -- $9,812
***** Lehman Brothers U.S. Dollar-Denominated Universal Index (3) - $11,186 *-*-* Lipper Global Income Funds Universe Average (3) - $10,586

(1) Effective as of 9-18-00, the name of the Fund was changed to Waddell & Reed Advisors Global Bond Fund, Inc. and its investment objective was changed to a high level of current income, with capital growth as a secondary objective.
(2) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
(3) Because the Fund's new investment objective became effective on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 2000.

     Past performance is not necessarily indicative of future    performance.
Indexes are unmanaged.


Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   9-30-01          -1.88%     -0.79%    2.97%     4.46%
5 Years Ended
   9-30-01           3.49%     ---       ---       4.99%
10 Years Ended
   9-30-01           7.39%     ---       ---       ---
Since inception of
   Class++ through
   9-30-01          ---        -0.69%    1.00%     5.36%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

++10-6-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares
  (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance.


Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND
--------------------------------------------------------------
Global Bond Fund

GOALS
To seek, as a primary goal, a high level of current income, with a secondary goal of capital growth.

Strategy
Invests primarily in U.S. dollar-denominated investment grade debt securities of foreign and U.S. issuers. Invests primarily in issuers in countries that are members of the Organisation of Economic Co-Operation and Development (OECD).

Founded
1986

Scheduled Dividend Frequency
Monthly

Portfolio Strategy
Invests, primarily, in intermediate-term bonds (range of one to ten year maturity).
May invest up to 35% of assets in non-investment grade junk bonds. Maximum of 20% of assets in Common Stock.

Performance Summary -- Class A Shares
          Per Share Data
For the Fiscal Year Ended September 30, 2001
--------------------------------------------
Dividends paid                 $0.21
                               =====
Net asset value on
   9-30-01                     $3.49
   9-30-00                      3.56
                              ------
Change per share              $(0.07)
                              ======

Past performance is not necessarily indicative of future results.

The Fund changed its name, strategies and policies effective September 18, 2000. Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                     Class B
                  -----------------------    ------------------------
                      With      Without        With        Without
Period           Sales Load(B)Sales Load(C)  CDSC(D)       CDSC(E)
------            ----------   ----------   -----------    ----------
 1-year period
  ended 9-30-01    -1.88%       4.11%          -0.79%        3.13%
 5-year period
  ended 9-30-01     3.49%       4.73%            ---          ---
10-year period
  ended 9-30-01     7.39%       8.03%            ---          ---
Since inception
  of Class(F)        ---         ---           -0.69%        1.12%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-6-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C(B)  Class Y(C)
------          ------------------------
1-year period
  ended 9-30-01     2.97%       4.46%
 5-year period
  ended 9-30-01      ---        4.99%
10-year period
  ended 9-30-01      ---         ---
Since inception
  of Class(D)       1.00%       5.36%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-6-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND
--------------------------------------------------------------
Portfolio Highlights

On September 30, 2001, Waddell & Reed Advisors Global Bond Fund, Inc. had net assets totaling $256,119,726 invested in a diversified portfolio of:

     67.12%    Corporate Debt Securities
     22.14%    United States Government Securities
      9.06%    Other Government Securities
      1.62%    Cash and Cash Equivalents
      0.06%    Warrants

As a shareholder of Waddell & Reed Advisors Global Bond Fund, Inc., for every $100 you had invested on September 30, 2001, your Fund owned:

  $28.27  Manufacturing Bonds
   23.44  Transportation, Communication, Electric
            and Sanitary Services Bonds
   22.14  United States Government Securities
   11.52  Finance, Insurance and Real Estate Bonds
    9.06  Other Government Securities
    3.89  Miscellaneous Bonds
    1.62  Cash and Cash Equivalents
    0.06  Warrants

THE INVESTMENTS OF GLOBAL BOND FUND
     September 30, 2001
                                              Shares       Value
WARRANTS - 0.06%
Communication
 Powertel, Inc., Warrants* ............     5,600    $    147,118
                                                     ------------
 (Cost: $34,893)
                                         Principal
                                         Amount in
CORPORATE DEBT SECURITIES                Thousands
Chemicals and Allied Products - 5.22%
 Bayer Corporation,
   6.75%, 10-1-01 ......................   $   790        790,000
 du Pont (E.I.) de Nemours and Company,
   8.0%, 4-2-02 ........................       825        844,530
 GLAXO KABUSHIKI KAISHA (GLAXO WELLCOME plc),
   7.0%, 5-2-02 ........................     3,000      3,068,400
 Hanson Overseas Finance B.V.,
   7.375%, 1-15-03 .....................     4,000      4,157,400
 Procter & Gamble Company (The),
   6.0%, 3-19-03 .......................     4,348      4,511,368
                                                     ------------
                                                       13,371,698
                                                     ------------

Communication - 5.92%
 Ameritech Capital Funding Corporation,
   5.875%, 2-19-03 .....................     2,000      2,055,400
 Comtel Brasileira Ltda.:
   10.75%, 9-26-04 .....................     4,000      3,760,000
   10.75%, 9-26-04 (A) .................       250        235,000
 Globo Comunicacoes e Participacoes Ltda.,
   10.5%, 12-20-06 (A) .................     3,500      2,520,000
 Grupo Televisa, S.A.:
   8.625%, 8-8-05 ......................     4,500      4,702,500
   8.0%, 9-13-11 (A) ...................     2,000      1,880,000
                                                     ------------
                                                       15,152,900
                                                     ------------

Depository Institutions - 2.57%
 Banco Itau S.A.,
   10.0%, 8-15-11 (A) ..................     3,000      3,030,000
 Banco Santiago SA,
   7.0%, 7-18-07 .......................     1,000      1,001,300
 nv Bank Nederlandse Gemeenten,
   3.1%, 1-30-02 .......................     2,550      2,553,468
                                                     ------------
                                                        6,584,768
                                                     ------------
                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF GLOBAL BOND FUND
     September 30, 2001

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services - 12.67%
 Companhia Paranaense de Energia - COPEL,
   9.75%, 5-2-05 .......................   $ 3,920   $  3,939,600
 Dominion Resources, Inc.,
   7.4%, 9-16-02 .......................     2,000      2,063,080
 Duke Energy Corporation,
   7.125%, 9-3-02 ......................       225        231,898
 El Paso Natural Gas Company,
   7.75%, 1-15-02 ......................     2,000      2,017,580
 Endesa-Chile Overseas Co.,
   7.2%, 4-1-06 ........................     2,985      2,993,656
 Hydro-Quebec,
   6.375%, 1-15-02 .....................     1,000      1,010,060
 N.V. Nederlandse Gasunie,
   5.125%, 3-5-02 ......................     2,209      2,218,941
 NOVA Corporation of Alberta,
   7.875%, 12-15-02 ....................     3,400      3,568,980
 PP&L Capital Funding, Inc.,
   7.7%, 11-15-07 ......................     4,000      4,146,520
 PSEG Capital Corporation,
   6.74%, 10-23-01 (A) .................     1,000      1,002,100
 PacifiCorp,
   7.18%, 8-15-02 ......................     2,000      2,077,020
 Public Service Electric and Gas Company,
   7.19%, 9-6-02 .......................     1,000      1,032,880
 SCOTTISH POWER plc,
   5.875%, 1-29-03 .....................     2,000      2,052,680
 TXU Eastern Funding Company,
   6.15%, 5-15-02 ......................     2,000      2,028,500
 WMX Technologies, Inc.,
   7.7%, 10-1-02 .......................     2,000      2,069,760
                                                     ------------
                                                       32,453,255
                                                     ------------

Electronic and Other Electric Equipment - 0.81%
 HQI Transelec Chile S.A.,
   7.875%, 4-15-11 .....................     2,000      2,067,000
                                                     ------------

Fabricated Metal Products - 0.55%
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-02 ......................     2,000      1,400,000
                                                     ------------
                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF GLOBAL BOND FUND
     September 30, 2001                  Principal
                                         Amount in
CORPORATE DEBT SECURITIES (Continued)    Thousands          Value
Food and Kindred Products - 4.36%
 Coca-Cola Enterprises Great Britain plc,
   6.625%, 9-30-02 .....................   $ 1,344   $  1,388,536
 Coca-Cola FEMSA, S.A. de C.V.,
   8.95%, 11-1-06 ......................     3,000      3,150,000
 Diageo Capital plc,
   6.0%, 3-27-03 .......................     3,335      3,460,850
 Unilever Capital Corporation,
   6.75%, 11-1-03 ......................     3,000      3,179,790
                                                     ------------
                                                       11,179,176
                                                     ------------

Food Stores - 1.26%
 Safeway Inc.,
   7.0%, 9-15-02 .......................     3,125      3,229,656
                                                     ------------

General Merchandise Stores - 1.16%
 Grupo Elektra, S.A. de C.V.,
   12.0%, 4-1-08 .......................     3,250      2,965,625
                                                     ------------

Holding and Other Investment Offices - 0.08%
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07 ....................       250        210,625
                                                     ------------

Industrial Machinery and Equipment - 2.01%
 Tyco International Group S.A.:
   6.875%, 9-5-02 ......................     1,500      1,541,205
   6.25%, 6-15-03 ......................     3,500      3,617,390
                                                     ------------
                                                        5,158,595
                                                     ------------

Nondepository Institutions - 8.95%
 BMW (UK) Capital plc,
   4.25%, 2-19-02 ......................     3,000      3,012,495
 Banco Latinoamericano de Exportaciones, S.A.:
   7.2%, 5-28-02 (A) ...................       350        355,432
   7.61%, 9-6-02 (A) ...................     1,000      1,013,750
   6.59%, 10-6-02 (A) ..................     2,000      2,070,860
 Banco Nacional de Comercio Exterior, S.N.C.:
   8.0%, 7-18-02 .......................       895        921,850
   8.0%, 8-5-03 ........................     2,405      2,477,150
   7.25%, 2-2-04 .......................     2,500      2,562,500
                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF GLOBAL BOND FUND
     September 30, 2001
                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions (Continued)
 Banco Nacional de Comercio Exterior, S.N.C.,
   Trust Division, Trustee of
   Fideicomiso Huites,
   8.0%, 8-5-03 (A) ....................  $    630  $     658,350
 Bombardier Capital Inc.,
   6.0%, 1-15-02 (A) ...................     1,000      1,006,680
 Corporacion Adina de Fomento,
   6.375%, 10-15-01 ....................     1,000      1,000,000
 Nacional Financiera, S.N.C.:
   9.75%, 3-12-02 ......................     1,470      1,504,913
   9.375%, 7-15-02 .....................     1,000      1,042,500
   9.375%, 7-15-02 (A) .................     1,000      1,042,500
 Sears Roebuck Acceptance Corp.:
   6.68%, 2-1-02 .......................     1,000      1,009,640
   6.82%, 10-17-02 .....................     2,000      2,059,440
 Toyota Motor Credit Corporation,
   6.5%, 10-31-01 ......................     1,185      1,187,962
                                                     ------------
                                                       22,926,022
                                                     ------------

Oil and Gas Extraction - 1.39%
 Pemex Project Funding Master Trust,
   9.125%, 10-13-10 ....................     3,500      3,570,000
                                                     ------------

Paper and Allied Products - 2.36%
 Federal Paper Board Company, Inc.,
   8.125%, 7-1-02 ......................     4,850      4,999,526
 Kimberly-Clark de Mexico, S.A. de C.V.,
   8.875%, 8-1-09 ......................     1,000      1,035,000
                                                     ------------
                                                        6,034,526
                                                     ------------

Petroleum and Coal Products - 1.32%
 Amoco Canada Petroleum Company Ltd.,
   7.25%, 9-17-02 ......................       210        218,078
 Burmah Castrol Inc.,
   7.25%, 9-15-02 (A) ..................     2,000      2,084,000
 Texaco Capital Inc.,
   8.5%, 2-15-03 .......................     1,000      1,071,830
                                                     ------------
                                                        3,373,908
                                                     ------------
                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF GLOBAL BOND FUND
     September 30, 2001                  Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Primary Metal Industries - 3.53%
 ASARCO Incorporated,
   7.0%, 12-1-01 .......................   $ 4,000   $  3,960,000
 CSN Islands Corporation:
   9.625%, 8-2-02 ......................     2,000      2,030,000
   9.625%, 8-2-02 (A) ..................     3,000      3,056,250
                                                     ------------
                                                        9,046,250
                                                     ------------

Printing and Publishing - 3.18%
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-27 ........................     8,000      8,134,800
                                                     ------------

Railroad Transportation - 1.64%
 MRS Logistica S.A.,
   10.625%, 8-15-05 ....................       250        217,500
 Societe Nationale des Chemins de
   fer Francais,
   6.5%, 8-19-02 .......................     1,370      1,409,578
 Union Pacific Corporation,
   5.78%, 10-15-01 .....................     2,565      2,566,847
                                                     ------------
                                                        4,193,925
                                                     ------------

Stone, Clay and Glass Products - 2.04%
 CEMEX, S.A. de C.V.:
   8.625%, 7-18-03 .....................     1,500      1,575,000
   8.625%, 7-18-03 (A) .................     3,500      3,648,750
                                                     ------------
                                                        5,223,750
                                                     ------------

Transportation Equipment - 2.89%
 Martin Marietta Corporation,
   9.0%, 3-1-03 ........................     2,000      2,142,000
 TRW Inc.,
   6.5%, 6-1-02 ........................     1,900      1,926,562
 Textron Inc.,
   6.75%, 9-15-02 ......................     3,250      3,336,775
                                                     ------------
                                                        7,405,337
                                                     ------------

                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF GLOBAL BOND FUND
     September 30, 2001                  Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Water Transportation - 3.21%
 Carnival Cruise Lines, Inc.,
   6.15%, 10-1-03 ......................   $ 2,025   $  2,014,490
 ROYAL CARIBBEAN CRUISES LTD.,
   7.125%, 9-18-02 .....................     6,900      6,210,000
                                                     ------------
                                                        8,224,490
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 67.12%             $171,906,306
 (Cost: $169,372,433)

OTHER GOVERNMENT SECURITIES
Argentina - 1.38%
 Republic of Argentina (The),
   0.0%, 10-15-01 ......................     3,535      3,530,581
                                                     ------------

Brazil - 2.32%
 Federative Republic of Brazil (The):
   11.625%, 4-15-04 ....................     1,000        968,000
   14.5%, 10-15-09 .....................     5,250      4,967,812
                                                     ------------
                                                        5,935,812
                                                     ------------

Canada - 0.81%
 Province de Quebec,
   7.5%, 7-15-02 .......................     2,000      2,074,060
                                                     ------------

Mexico - 3.25%
 United Mexican States:
   8.625%, 3-12-08 .....................     4,500      4,612,500
   8.375%, 1-14-11 .....................     3,750      3,712,500
                                                     ------------
                                                        8,325,000
                                                     ------------

United Kingdom - 1.30%
 United Kingdom Treasury,
   8.5%, 12-7-05 (B) ...................  GBP2,000      3,341,965
                                                     ------------

TOTAL OTHER GOVERNMENT SECURITIES - 9.06%            $ 23,207,418
 (Cost: $23,500,769)
                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF GLOBAL BOND FUND
     September 30, 2001                  Principal
                                         Amount in
                                         Thousands          Value

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury Notes:
   5.75%, 11-15-05 .......................$   20,250 $ 21,781,305
   6.125%, 8-15-07 .......................    15,000   16,518,750
   5.75%, 8-15-10 ........................    17,000   18,410,490

TOTAL UNITED STATES GOVERNMENT SECURITIES - 22.14%   $ 56,710,545
 (Cost: $54,526,672)

                                              Face
                                         Amount in
                                         Thousands
UNREALIZED LOSS ON OPEN
FORWARD CURRENCY CONTRACTS - (0.10%)
 Japanese Yen:
   11-30-01 (B) ..........................Y1,579,272 (    186,499)
   1-31-02 (B) ...........................Y1,218,800 (     68,448)
                                                     ------------
                                                     ($   254,947)
                                                     ------------

                                           Principal
                                          Amounts in
                                           Thousands
SHORT-TERM SECURITIES
Commercial Paper
 Food and Kindred Products - 0.00%
 General Mills, Inc.,
   2.8163%, Master Note ..................         5        5,000
                                                     ------------

 Nondepository Institutions - 0.04%
 PACCAR Financial Corp.,
   2.5363%, Master Note ..................        97       97,000
                                                     ------------

Total Commercial Paper - 0.04%                            102,000

Repurchase Agreement - 0.71%
J.P. Morgan Securities Inc., 3.05% Repurchase
 Agreement dated 9-28-01, to be
 repurchased at $1,823,463 on 10-1-01** .     1,823     1,823,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 0.75%                  $  1,925,000
 (Cost: $1,925,000)
                See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF GLOBAL BOND FUND
September 30, 2001

                                                            Value

TOTAL INVESTMENT SECURITIES - 99.03%                 $253,641,440
 (Cost: $249,359,767)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.97%       2,478,286

NET ASSETS - 100.00%                                 $256,119,726


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.
 **Collateralized by $1,825,327 U.S. Treasury Bond, 5.25% due 11-15-28;
   market value and accrued interest aggregate $1,863,638.

(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the total value of these securities amounted to $23,603,672 or 9.22% of net assets.

(B)Principal amounts are denominated in the indicated foreign currency, where applicable (GBP -- British Pound, Y -- Japanese Yen).

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
GLOBAL BOND FUND
September 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities -- at value (Notes 1 and 3).      $253,641
 Cash  ............................................           271
 Receivables:
   Interest ........................................        4,804
   Fund shares sold ................................          321
 Prepaid insurance premium ........................            12
                                                         --------
    Total assets ..................................       259,049
LIABILITIES                                              --------
 Payable for investment securities purchased.......         1,521
 Payable to Fund shareholders......................         1,107
 Dividends payable ................................           124
 Accrued service fee (Note 2) .....................            50
 Accrued transfer agency and dividend
   disbursing (Note 2)..............................           47
 Accrued management fee (Note 2) ..................            13
 Accrued accounting services fee (Note 2) .........             5
 Accrued distribution fee (Note 2) ................             2
 Other ............................................            60
                                                         --------
    Total liabilities .............................         2,929
                                                         --------
      Total net assets .............................     $256,120
NET ASSETS                                               ========
 $1.00 par value capital stock:
   Capital stock ...................................     $ 73,382
   Additional paid-in capital ......................      260,160
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized
    loss on investment transactions ...............       (81,706)
   Net unrealized appreciation in value of
    investments ...................................         4,284
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $256,120
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A ..........................................        $3.49
 Class B ..........................................        $3.49
 Class C ..........................................        $3.49
 Class Y ..........................................        $3.49
Capital shares outstanding:
 Class A ..........................................       71,787
 Class B ..........................................          739
 Class C ..........................................          154
 Class Y ..........................................          702
Capital shares authorized ..........................     400,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
GLOBAL BOND FUND
For the Fiscal Year Ended September 30, 2001
(In Thousands)
INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization .......................      $19,713
   Dividends .......................................           61
                                                          -------
    Total income ..................................        19,774
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        1,682
   Transfer agency and dividend disbursing:
    Class A........................................           621
    Class B........................................             9
    Class C........................................             2
   Service fee:
    Class A........................................           614
    Class B........................................             6
    Class C........................................             1
   Distribution fee:
    Class A........................................            48
    Class B........................................            16
    Class C........................................             3
   Accounting services fee .........................           59
   Audit fees ......................................           18
   Legal fees ......................................           12
   Custodian fees ..................................            5
   Shareholder servicing - Class Y..................            4
   Other ...........................................          116
                                                          -------
    Total expenses ................................         3,216
                                                          -------
      Net investment income ........................       16,558
                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities ..................       (20,741)
 Realized net loss on foreign currency transactions          (365)
                                                          -------
   Realized net loss on investments ................      (21,106)
                                                          -------
 Unrealized appreciation in value of investments
   during the period ...............................       14,812
                                                          -------
    Net loss on investments .......................        (6,294)
                                                          -------
      Net increase in net assets resulting
       from operations ............................       $10,264
                                                          =======

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
GLOBAL BOND FUND
(Dollars In Thousands)

                                        For the fiscal year ended
                                             September 30,
                                        -------------------------
                                             2001        2000
INCREASE (DECREASE) IN NET ASSETS       ------------------------
 Operations:
   Net investment income ...............    $ 16,558    $ 29,423
   Realized net loss on
    investments  ......................      (21,106)    (31,124)
   Unrealized appreciation .............      14,812       3,268
                                            --------    --------
    Net increase in net assets
      resulting from operations ........      10,264       1,567
                                            --------    --------
 Dividends to shareholders from
   net investment income (Note 1D):*
   Class A .............................     (15,908)    (29,341)
   Class B .............................        (110)        (85)
   Class C .............................         (18)        (12)
   Class Y .............................        (157)       (233)
                                            --------    --------
                                             (16,193)    (29,671)
                                            --------    --------
 Capital share transactions (Note 5) ..      (39,698)    (43,848)
                                            --------    --------
    Total decrease ....................      (45,627)    (71,952)
NET ASSETS
 Beginning of period ..................      301,747     373,699
                                            --------    --------
 End of period ........................     $256,120    $301,747
                                            ========    ========
   Undistributed net investment
    income ............................         $---        $---
                                                ====        ====

                 *See "Financial Highlights" on pages 21 - 24.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GLOBAL BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               2001   2000   1999   1998   1997
                             ------ ------ ------ ------ ------
Net asset value,
 beginning of
 period............           $3.56  $3.88  $4.12  $4.42  $4.14
                              -----  -----  -----  -----  -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.21   0.33   0.35   0.37   0.36
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.07) (0.32) (0.24) (0.30)  0.28
                              -----  -----  -----  -----  -----
Total from investment
 operations .......            0.14   0.01   0.11   0.07   0.64
                              -----  -----  -----  -----  -----
Less dividends declared
 from net investment
 income............           (0.21) (0.33) (0.35) (0.37) (0.36)
                              -----  -----  -----  -----  -----
Net asset value,
 end of period ....           $3.49  $3.56  $3.88  $4.12  $4.42
                              =====  =====  =====  =====  =====
Total return* ......           4.11%  0.21%  2.66%  1.22% 16.20%
Net assets, end of
 period (in
 millions) ........           $251   $297   $371   $416   $407
Ratio of expenses to
 average net assets            1.19%  1.16%  1.06%  0.96%  0.93%
Ratio of net investment
 income to average
 net assets .......            6.02%  8.79%  8.60%  8.26%  8.54%
Portfolio turnover
 rate .............           71.17% 53.79% 46.17% 58.85% 64.38%

   *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GLOBAL BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-6-99*
                              ended        through
                            9-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period         $3.56          $3.88
                              ----           ----
Income (loss) from investment
 operations:
 Net investment income        0.18           0.29
 Net realized and
   unrealized loss
   on investments ..         (0.07)         (0.32)
                              ----           ----
Total from investment
 operations .......           0.11          (0.03)
                              ----           ----
Less dividends declared
 from net investment
 income ...........          (0.18)         (0.29)
                              ----           ----
Net asset value,
 end of period ....          $3.49          $3.56
                              ====           ====
Total return .......          3.13%         -0.87%
Net assets, end of
 period (in
 millions) ........            $3             $2
Ratio of expenses to
 average net assets           2.13%          2.06%**
Ratio of net investment
 income to average
 net assets .......           5.05%          7.87%**
Portfolio turnover
 rate .............          71.17%         53.79%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GLOBAL BOND FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-6-99*
                              ended        through
                            9-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period         $3.56          $3.88
                              ----           ----
Income (loss) from investment
 operations:
 Net investment income        0.17           0.29
 Net realized and
   unrealized loss
   on investments ..         (0.07)         (0.32)
                              ----           ----
Total from investment
 operations .......           0.10          (0.03)
                              ----           ----
Less dividends declared
 from net investment
 income ...........          (0.17)         (0.29)
                              ----           ----
Net asset value,
 end of period ....          $3.49          $3.56
                              ====           ====
Total return .......          2.97%         -0.95%
Net assets, end of
 period (000
 omitted) .........           $538           $242
Ratio of expenses to
 average net assets           2.31%          2.14%**
Ratio of net investment
 income to average
 net assets .......           4.83%          7.78%**
Portfolio turnover
 rate .............          71.17%         53.79%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GLOBAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:


                           For the fiscal year ended September 30,
                             ------------------------------------
                               2001   2000   1999   1998   1997
                             ------ ------ ------ ------ ------
Net asset value,
 beginning of period          $3.56  $3.88  $4.12  $4.42  $4.14
                              -----  -----  -----  -----  -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.22   0.34   0.36   0.37   0.37
 Net realized and
   unrealized gain (loss)
   on investments...          (0.07) (0.32) (0.24) (0.30)  0.28
                              -----  -----  -----  -----  -----
Total from investment
 operations........            0.15   0.02   0.12   0.07   0.65
                              -----  -----  -----  -----  -----
Less dividends declared
 from net investment
 income............           (0.22) (0.34) (0.36) (0.37) (0.37)
                              -----  -----  -----  -----  -----
Net asset value,
 end of period.....           $3.49  $3.56  $3.88  $4.12  $4.42
                              =====  =====  =====  =====  =====
Total return .......           4.46%  0.53%  2.95%  1.38% 16.38%
Net assets, end of
 period (in
 millions) ........             $2     $3     $3     $2     $2
Ratio of expenses
 to average net
 assets............            0.85%  0.84%  0.77%  0.79%  0.77%
Ratio of net
 investment income
 to average net
 assets............            6.34%  9.12%  8.89%  8.43%  8.69%
Portfolio
 turnover rate.....           71.17% 53.79% 46.17% 58.85% 64.38%


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

E. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A new provision in the AICPA Audit and Accounting Guide for Iinvestment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Fund already amortizes premiums and discounts on debt securities; therefore management believes there will be no impact to the Fund.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 11,000
           From $   25 to $   50         $ 22,000
           From $   50 to $  100         $ 33,000
           From $  100 to $  200         $ 44,000
           From $  200 to $  350         $ 55,000
           From $  350 to $  550         $ 66,000
           From $  550 to $  750         $ 77,000
           From $  750 to $1,000         $ 93,500
                $1,000 and Over          $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $344,190. During the period ended September 30, 2001, W&R received $10,374 and $602 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $231,041 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.
Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $8,572, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $178,319,949, while proceeds from maturities and sales aggregated $126,365,185. Purchases of short-term securities and U.S. Government securities aggregated $2,707,678,356 and $70,044,824, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $2,859,766,479 and $15,616,211, respectively.

For Federal income tax purposes, cost of investments owned at September 30, 2001 was $249,359,767, resulting in net unrealized appreciation of $4,536,620, of which $7,097,172 related to appreciated securities and $2,560,552 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $39,713,139 during its fiscal year ended September 30, 2001, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers aggregated $70,663,314 at September 30, 2001, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $390,079 at September 30, 2003; $7,783,310 at September 30, 2004; $1,199,357 at September 30, 2007; $21,577,429
at September 30, 2008 and $39,713,139 at September 30, 2009.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through September 30, 2001, the Fund incurred net capital losses of $11,022,472 and foreign currency losses of $349,008, which have been deferred to the fiscal year ending September 30, 2002. In addition, during the year ended September 30, 2001, the Fund recognized post-October losses of $29,739,846 that had been deferred from the year ended September 30, 2000.

NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                        For the fiscal year ended
                             September 30,
                       --------------------------
                               2001          2000
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A ............        7,573         7,471
 Class B.............          388           608
 Class C.............          177            89
 Class Y ............           34            34
Shares issued from
 reinvestment of dividends:
 Class A ............        4,202         7,139
 Class B.............           31            23
 Class C.............            5             3
 Class Y ............           45            62
Shares redeemed:
 Class A ............      (23,491)      (26,784)
 Class B.............         (220)          (91)
 Class C.............          (96)          (24)
 Class Y ............          (82)          (82)
                            ------        ------
Decrease in
 outstanding capital
 shares..............      (11,434)      (11,552)
                            ======        ======
Value issued from sale
 of shares:
 Class A ............     $ 26,283      $ 27,962
 Class B.............        1,351         2,287
 Class C.............          616           335
 Class Y ............          117           124
Value issued from
 reinvestment of dividends:
 Class A ............       14,572        26,724
 Class B.............          107            84
 Class C.............           17            11
 Class Y ............          157           232
Value redeemed:
 Class A ............      (81,537)     (100,873)
 Class B.............         (764)         (335)
 Class C.............         (334)          (88)
 Class Y ............         (283)         (311)
                          --------      --------
Decrease in outstanding
 capital ............     $(39,698)     $(43,848)
                          ========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Global Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") as of September 30, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Global Bond Fund, Inc. as of September 30, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Kansas City, Missouri
November 2, 2001

INCOME TAX INFORMATION

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 2001:

                         PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:
          --------------------------------------------------------
                   For Individuals       For Corporations
                  -------------------------------------------------------
                 Ordinary Long-Term               Non- Long-Term
Record Date        IncomeCapital GainQualifyingQualifyingCapital Gain
                 --------  ---------------------------------------

                                      Class A, B, C and Y
October through
  December 2000  100.0000%     ---%   1.3652%  98.6348%      ---%
January through
  September 2001 100.0000%     ---%   0.0005%  99.9995%      ---%

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Daniel J. Vrabac, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1015A(9-01)